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                                    EXHIBIT A

                             JOINT FILING AGREEMENT


The undersigned hereby agree that the statement on Schedule 13G with respect to the Common Stock of Crossworlds Software, Inc. dated as of February 14, 2001, is, and any amendments thereto (including amendments on Schedule 13D) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.

Date:  February 14, 2001                QUANTUM INDUSTRIAL PARTNERS LDC

                                        By: /S/ RICHARD D. HOLAHAN, JR.
                                            ------------------------------------
                                            Richard D. Holahan, Jr.
                                            Attorney-in-Fact


Date:  February 14, 2001                QIH MANAGEMENT INVESTOR, L.P.

                                        By: QIH Management, Inc.,
                                            its General Partner

                                        By: /S/ RICHARD D. HOLAHAN, JR.
                                            ------------------------------------
                                            Richard D. Holahan, Jr.
                                            Secretary


Date:  February 14, 2001                QIH MANAGEMENT, INC.

                                        By: /S/ RICHARD D. HOLAHAN, JR.
                                            ------------------------------------
                                            Richard D. Holahan, Jr.
                                            Secretary


Date:  February 14, 2001                SOROS FUND MANAGEMENT LLC

                                        By: /S/ RICHARD D. HOLAHAN, JR.
                                            ------------------------------------
                                            Richard D. Holahan, Jr.
                                            Assistant General Counsel


Date:  February 14, 2001                GEORGE SOROS

                                        By: /S/ RICHARD D. HOLAHAN, JR.
                                            ------------------------------------
                                            Richard D. Holahan, Jr.
                                            Attorney-in-Fact